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                                                                    EXHIBIT 23.1


               CONSENT OF ERNST & YOUNG LLP. INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement
(Form S-8), pertaining to the 1997 Employee Stock Purchase Plan, the Amended and Restated 1994 Stock Option Plan, and the 1997 Directors' Stock Option Plan of Corixa Corporation, of our report dated January 28, 1998 included in the Form 10K for the year ended December 31, 1997.



                                                 /s/ ERNST & YOUNG LLP

Seattle, Washington
March 9, 1998